                                                                   Exhibit 99.7

                                 FEDDERS CORPORATION
P               PROXY - Annual Meeting of Stockholders - July 9 1996               C
R                   Solicited on Behalf of the Board of Directors                  L
O                                                                                  A
X            The undersigned stockholder of FEDDERS CORPORATION (the "Company")    S
Y    hereby constitutes and appoints SALVATORE GIORDANO, SAL GIORDANO, JR. and     S
     S.A. MUSCARNERA, and each of them, the attorneys and proxies of the
     undersigned, with full power of substitution, to vote for and in the name,    A
     place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at the Somerset Hills Hotel, 200 Liberty Corner
     Road, Warren, New Jersey, on July 9, 1996 at 2:00 p.m., and at any
     adjournments thereof, the number of votes the undersigned would be entitled to cast if present, for an increase in the number of authorized shares of
     Class A Stock.

             A majority of said attorneys and proxies, or their substitutes at said meeting, (or any adjournments thereof for if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any persons other than the persons named above, is hereby revoked.

             IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated May 11, 1996.

                                                                    -----------
      IMPORTANT: This proxy is continued and is to be signed        SEE REVERSE
                        on the reverse side.                            SIDE
                                                                    -----------

[X] Please mark
    votes as in
    this example

Unless you specify, the Proxy will be voted FOR Item 1.
- --------------------------------------------------------
        Directors recommended a vote FOR Item 1.
- --------------------------------------------------------
                                                          FOR  AGAINST  ABSTAIN
1. Approval of an amendment to the Company's certificate  [ ]    [ ]      [ ]
   of incorporation to increase the number of authorized shares of Class A Stock from 30,000,000 to 60,000,000.






                                NOTE: This Proxy, properly filled in, dated and signed, should be returned immediately in the enclosed post-paid envelope to Proxy Department, Bank of Boston, P.O. Box 1528, Boston, Massachusetts 02105. If the signer is a corporation, sign in full the corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full title as such.



                                Signature: __________________ Date _______

                                Signature: __________________ Date _______

                                 FEDDERS CORPORATION
P               PROXY - Annual Meeting of Stockholders - July 9, 1996              C
R                   Solicited on Behalf of the Board of Directors                  O
O                                                                                  M
X            The undersigned stockholder of FEDDERS CORPORATION (the "Company")    M
Y    hereby constitutes and appoints SALVATORE GIORDANO, SAL GIORDANO, JR. and     O
     S.A. MUSCARNERA, and each of them, the attorneys and proxies of the           N
     undersigned, with full power of substitution, to vote for and in the name,
     place and stead of the undersigned, at the Annual Meeting of Stockholders     &
     of the Company, to be held at the Somerset Hills Hotel, 200 Liberty Corner
     Road, Warren, New Jersey, on July 9, 1996 at 2:00 p.m., and at any            C
     adjournments thereof, the number of votes the undersigned would be entitled   L
     to cast if present, for the approval of the agreement and plan of merger,     A
     and the Merger of NYCOR, Inc. into the Company, the election of directors     S
     and the other items as set forth on the reverse side of this proxy and in     S
     their discretion, upon such other matters as may properly come before the
     meeting or any adjournment thereof. The Board of Directors recommends the     B
     following for Director -- Salvatore Giordano, Howard S. Modlin and
     William J. Brannon.

             A majority of said attorneys and proxies, or their substitutes at said meeting, (or any adjournments thereof for if only one, that one) may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any persons other than the persons named above, is hereby revoked.

             IN WITNESS WHEREOF, the undersigned has signed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated May 11, 1996.

                                                                    -----------
      IMPORTANT: This proxy is continued and is to be signed        SEE REVERSE
                        on the reverse side.                            SIDE
                                                                    -----------

[X] Please mark
    votes as in
    this example

Unless you specify, the Proxy will be voted FOR Items 1 through 5.
- --------------------------------------------------------------------------------
             Directors recommended a vote FOR Items 1 through 5.
- --------------------------------------------------------------------------------

1. Approval of the agreement and       2. Election of Directors for a     3. Approval of the amendments      FOR   AGAINST   ABSTAIN
   plan of merger, and the merger         term of three years. Nominees:     of the Company's certificate    [ ]     [ ]       [ ]
   of NYCOR, Inc. into the Company.       Salvatore Giordano, Howard S.      of incorporation to all
                                          Modlin and William J. Brennen.     increases in the number of
                                                                             authorized shares of Common
                                                                             Stock from 60,000,000 to
         FOR   AGAINST   ABSTAIN             FOR           WITHHELD          80,000,000 increases the
         [ ]     [ ]       [ ]               ALL     [ ]   FROM ALL  [ ]     the number authorized shares
                                          NOMINEES         NOMINEES          of Class A Stock from
                                                                             90,000,000 to 60,000,000,
                                          [ ]____________________________    and will increase the number
                                             For the nominees except as      of Preferred Stock from
                                             noted above                     5,000,000 to 15,000,000.

                                                                          4. Approval of the Company's       FOR   AGAINST   ABSTAIN
                                                                             Stock Option Plan VIII.         [ ]     [ ]       [ ]

                                                                          5. Ratification of the             FOR   AGAINST   ABSTAIN
                                                                             appointment of BDO              [ ]     [ ]       [ ]
                                                                             Seidman, LLP as the
                                                                             Company's independent
                                                                             auditors.

NOTE: This Proxy, properly filled in, dated and signed, should be
returned immediately in the enclosed post-paid envelope to Proxy        Signature: ______________________________ Date _________
Department, Bank of Boston, P.O. Box 1628, Boston, Massachusetts
02105. If the signer is a corporation, sign in full the corporate       Signature: ______________________________ Date _________
name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full on the mark as such.